EXHIBIT 8.1

Consolidated Companies Composing Registrant

EXHIBIT 8.1 PART I

ADDITIONAL INFORMATION ON CONSOLIDATED SUBSIDIARIES

COMPOSING THE BANCO BILBAO VIZCAYA ARGENTARIA GROUP

						Thousands of Euros (*)
			% of Voting Rights Controlled by the Bank				Investee Data
Company	Location	Activity	Direct	Indirect	Total	Net Carrying Amount	Assets at 31/12/05	Liabilities at 31/12/05	Equity at 31/12/05	Profit (Loss) for the Period Ended 31/12/05
(ASA) AG, DE SEGUROS DE ARGENTARIA, S.A.	SPAIN	SERVICES	100.00	0.00	100.00	1,368	6,738	4,663	1,949	126
ADM. DE FONDOS PARA EL RETIRO-BANCOMER, S.A. DE C.V.	MEXICO	PENSIONS	17.50	82.50	100.00	390,181	239,004	54,838	113,016	71,150
ADMINISTRADORA DE FONDOS DE PENSIONES PROVIDA (AFP PROVIDA)	CHILE	PENSIONS	12.70	51.62	64.32	211,542	423,563	117,640	255,966	49,957
AFP GENESIS ADMINISTRADORA DE FONDOS, S.A.	ECUADOR	PENSIONS	0.00	100.00	100.00	1,982	2,867	800	840	1,227
AFP HORIZONTE, S.A.	PERU	PENSIONS	24.85	75.15	100.00	32,378	46,445	13,833	13,938	18,674
AFP PREVISION BBV-ADM. DE FONDOS DE PENSIONES, S.A.	BOLIVIA	PENSIONS	75.00	5.00	80.00	2,063	8,401	2,418	3,166	2,817
ALMACENADORA FINANCIERA PROVINCIAL	VENEZUELA	SERVICES	0.00	100.00	100.00	996	1,464	467	740	257
ALMACENADORA INTERNACIONAL, C.A.	VENEZUELA	SERVICES	0.00	100.00	100.00	0	0	0	0	0
ALMACENES GENERALES DE DEPOSITO, S.A.E. DE	SPAIN	PORTFOLIO	83.90	16.10	100.00	12,649	97,379	3,067	65,460	28,852
ALTITUDE INVESTMENTS LIMITED	UNITED KINGDOM	FINANCIAL SERV.	51.00	0.00	51.00	225	1,040	468	437	135
ALTURA MARKETS, A.V., S.A.	SPAIN	SECURITIES	50.00	0.00	50.00	5,000	629,900	608,413	12,041	9,446
ANCLA INVESTMENTS, S.A.	PANAMA	NO ACTIVITY	0.00	100.00	100.00	9	7,004	4	6,827	173
ANIDA DESARROLLOS INMOBILIARIOS, S.L.	SPAIN	REAL ESTATE	0.00	100.00	100.00	112,477	273,340	105,914	134,606	32,820
ANIDA GRUPO INMOBILIARIO, S.L.	SPAIN	PORTFOLIO	100.00	0.00	100.00	198,357	430,760	20,089	385,280	25,391
ANIDA INMOBILIARIA, S.A. DE C.V.	MEXICO	PORTFOLIO	0.00	100.00	100.00	19,592	19,982	1	20,671	-690
ANIDA PROYECTOS INMOBILIARIOS, S.A. DE C.V.	MEXICO	REAL EST. INSTR.	0.00	100.00	100.00	18,920	18,945	1	18,648	296
ANIDA SERVICIOS INMOBILIARIOS, S.A. DE C.V.	MEXICO	REAL EST. INSTR.	0.00	100.00	100.00	577	1,042	483	1,532	-973
APLICA TECNOLOGIA AVANZADA	MEXICO	SERVICES	100.00	0.00	100.00	4	50,489	49,854	-1,580	2,215
APOYO MERCANTIL S.A. DE C.V.	MEXICO	REAL EST. INSTR.	0.00	100.00	100.00	41	1,759	1,718	14	27
ARAGON CAPITAL, S.L.	SPAIN	PORTFOLIO	99.90	0.10	100.00	37,924	29,190	0	28,089	1,101
ARGENTARIA SERVICIOS, S.A.	CHILE	SERVICES	100.00	0.00	100.00	676	1,434	10	1,517	-93
ASERLOCAL, S.A.	SPAIN	SERVICES	0.00	100.00	100.00	43	44	1	45	-2

EXHIBIT 8.1 PART I

ADDITIONAL INFORMATION ON CONSOLIDATED SUBSIDIARIES

COMPOSING THE BANCO BILBAO VIZCAYA ARGENTARIA GROUP

						Thousands of Euros (*)
			% of Voting Rights Controlled by the Bank				Investee Data
Company	Location	Activity	Direct	Indirect	Total	Net Carrying Amount	Assets at 31/12/05	Liabilities at 31/12/05	Equity at 31/12/05	Profit (Loss) for the Period Ended 31/12/05
ASSEGURANCES PRINCIPAT, S.A.	ANDORRA	INSURANCE	0.00	100.00	100.00	6,503	677,931	665,089	10,543	2,299
ASSUREX, S.A.	ARGENTINA	INSURANCE	87.49	12.50	99.99	60	3,416	3,352	129	-65
ATUEL FIDEICOMISOS, S.A.	ARGENTINA	SERVICES,	0.00	100.00	100.00	3,762	3,880	119	4,308	-547
AUTOMERCANTIL-COMERCIO E ALUGER DE VEICULOS AUTOM,, LDA.	PORTUGAL	FINANCIAL SERV.	0.00	100.00	100.00	17,217	78,596	68,339	9,664	593
BAHIA SUR RESORT, S.C.	SPAIN	REAL ESTATE	99.95	0.00	99.95	1,436	1,438	15	1,423	0
BANC INTERNACIONAL D’ANDORRA, S.A.	ANDORRA	BANKING	0.00	51.00	51.00	15,528	2,595,735	2,211,346	301,016	83,373
BANCA MORA, S.A. (1)	ANDORRA	BANKING	0.00	100.00	100.00	0	0	0	30,060	0
BANCO BILBAO VIZCAYA ARGENTARIA (PANAMA), S.A.	PANAMA	BANKING	54.11	44.81	98.92	19,461	781,786	644,543	140,629	-3,386
BANCO BILBAO VIZCAYA ARGENTARIA (PORTUGAL), S.A.	PORTUGAL	BANKING	9.52	90.48	100.00	210,727	4,600,062	4,380,591	210,135	9,336
BANCO BILBAO VIZCAYA ARGENTARIA CHILE, S.A.	CHILE	BANKING	59.70	6.92	66.62	261,144	6,430,691	5,955,281	433,253	42,157
BANCO BILBAO VIZCAYA ARGENTARIA PUERTO RICO	PUERTO RICO	BANKING	0.00	100.00	100.00	117,609	5,934,648	5,522,114	383,289	29,245
BANCO BILBAO VIZCAYA ARGENTARIA URUGUAY, S.A.	URUGUAY	BANKING	100.00	0.00	100.00	26,955	405,665	372,366	37,981	-4,682
BANCO CONTINENTAL, S.A.	PERU	BANKING	0.00	92.08	92.08	342,512	4,526,480	4,154,524	273,805	98,151
BANCO DE CREDITO LOCAL, S.A.	SPAIN	BANKING	100.00	0.00	100.00	509,597	12,268,153	11,967,946	249,814	50,393
BANCO DE PROMOCION DE NEGOCIOS, S.A.	SPAIN	BANKING	0.00	99.81	99.81	15,146	32,451	208	31,857	386
BANCO DEPOSITARIO BBVA, S.A.	SPAIN	BANKING	0.00	100.00	100.00	1,595	1,024,043	981,486	-5,753	48,310
BANCO GRANAHORRAR	COLOMBIA	BANKING	0.00	98.78	98.78	158,136	1,430,378	1,273,939	161,967	-5,528
BANCO INDUSTRIAL DE BILBAO, S.A.	SPAIN	BANKING	0.00	99.93	99.93	97,215	186,998	382	179,456	7,160
BANCO OCCIDENTAL, S.A.	SPAIN	BANKING	49.43	50.57	100.00	15,252	16,529	1,184	15,183	162
BANCO PROVINCIAL OVERSEAS N.V.	NETHERLANDS ANTILLES	BANKING	0.00	100.00	100.00	29,942	367,186	337,245	26,006	3,935
BANCO PROVINCIAL S.A. - BANCO UNIVERSAL	VENEZUELA	BANKING	1.85	53.75	55.60	180,224	4,985,333	4,559,898	321,174	104,261
BANCO UNO-E BRASIL, S.A.	BRAZIL	BANKING	100.00	0.00	100.00	16,166	30,134	4,197	23,999	1,938

EXHIBIT 8.1 PART I

ADDITIONAL INFORMATION ON CONSOLIDATED SUBSIDIARIES

COMPOSING THE BANCO BILBAO VIZCAYA ARGENTARIA GROUP

						Thousands of Euros (*)
			% of Voting Rights Controlled by the Bank				Investee Data
Company	Location	Activity	Direct	Indirect	Total	Net Carrying Amount	Assets at 31/12/05	Liabilities at 31/12/05	Equity at 31/12/05	Profit (Loss) for the Period Ended 31/12/05
BANCOMER ASSET MANAGEMENT INC.	UNITED STATES	FINANCIAL SERV.	0.00	100.00	100.00	2	2	1	1	0
BANCOMER FINANCIAL SERVICES INC.	UNITED STATES	FINANCIAL SERV.	0.00	100.00	100.00	4,660	6,250	1,589	6,422	-1,761
BANCOMER FOREIGN EXCHANGE INC.	UNITED STATES	FINANCIAL SERV.	0.00	100.00	100.00	2,775	3,120	345	2,437	338
BANCOMER PAYMENT SERVICES INC.	UNITED STATES	FINANCIAL SERV.	0.00	100.00	100.00	18	24	7	24	-7
BANCOMER SECURITIES INTERNATIONAL INC.	UNITED STATES	FINANCIAL SERV.	10.00	90.00	100.00	6,179	5,708	1,291	3,575	842
BANCOMER TRANSFER SERVICE	UNITED STATES	FINANCIAL SERV.	0.00	100.00	100.00	24,024	92,080	68,057	12,431	11,592
BANCOMERCIO SEGUROS, S.A. AGENCIA DE SEGUROS	SPAIN	SERVICES	99.99	0.01	100.00	60	81	1	80	0
BANINBAO DE INVERSIONES, S.A.	SPAIN	NO ACTIVITY	0.00	100.00	100.00	1,581	1,582	0	1,561	21
BANKERS INVESTMENT SERVICES INC.	UNITED STATES	FINANCIAL SERV.	0.00	100.00	100.00	970	988	18	861	109
BBV AMERICA FUND MANAGER LTD.	CAYMAN ISLANDS	NO ACTIVITY	0.00	100.00	100.00	405	16,607	2	16,373	232
BBV AMERICA, S.L.	SPAIN	PORTFOLIO	100.00	0.00	100.00	479,328	491,627	0	402,452	89,175
BBV BANCO DE FINANCIACION S.A.	SPAIN	BANKING	0.00	100.00	100.00	64,200	7,330,769	7,262,187	68,172	410
BBV DESARROLLO 92, S.A.	SPAIN	NO ACTIVITY	0.00	100.00	100.00	0	149	0	139	10
BBV SECURITIES HOLDINGS, S.A.	SPAIN	PORTFOLIO	99.86	0.14	100.00	30,562	66,084	35,523	31,084	-523
BBVA & PARTNERS ALTERNATIVE INVESTMENT A.V., S.A.	SPAIN	SECURITIES	70.00	0.00	70.00	1,331	6,495	4,097	1,691	707
BBVA ADMINISTRADORA GENERAL DE FONDOS, S.A.	CHILE	FINANCIAL SERV.	0.00	100.00	100.00	15,954	17,225	1,261	15,208	756
BBVA AMERICA FINANCE, S.A.	SPAIN	FINANCIAL SERV.	100.00	0.00	100.00	60	54,434	54,378	47	9
BBVA BANCO FRANCES, S.A.	ARGENTINA	BANKING	45.65	30.45	76.10	48,384	4,099,646	3,597,924	469,509	32,213
BBVA BANCOMER CAPITAL TRUST I,	UNITED STATES	FINANCIAL SERV.	0.00	100.00	100.00	13,702	460,012	446,904	13,108	0
BBVA BANCOMER FINANCIAL HOLDINGS, INC.	UNITED STATES	PORTFOLIO	0.00	100.00	100.00	45,070	56,241	10,845	44,419	977
BBVA BANCOMER GESTION, S.A. DE C.V.	MEXICO	FINANCIAL SERV.	0.00	99.99	99.99	16,812	32,266	15,452	7,808	9,006
BBVA BANCOMER HOLDING CORPORATION	UNITED STATES	PORTFOLIO	100.00	0.00	100.00	19,836	3,981	0	3,224	757

EXHIBIT 8.1 PART I

ADDITIONAL INFORMATION ON CONSOLIDATED SUBSIDIARIES

COMPOSING THE BANCO BILBAO VIZCAYA ARGENTARIA GROUP

						Thousands of Euros (*)
			% of Voting Rights Controlled by the Bank				Investee Data
Company	Location	Activity	Direct	Indirect	Total	Net Carrying Amount	Assets at 31/12/05	Liabilities at 31/12/05	Equity at 31/12/05	Profit (Loss) for the Period Ended 31/12/05
BBVA BANCOMER SERVICIOS ADMINISTRATIVOS, S.A. DE C.V.	MEXICO	FINANCIAL SERV.	0.00	100.00	100.00	515	6,045	5,530	324	191
BBVA BANCOMER SERVICIOS, S.A.	MEXICO	BANKING	0.00	100.00	100.00	353,952	369,629	15,678	292,100	61,851
BBVA BANCOMER, S.A. DE C.V.	MEXICO	BANKING	0.00	100.00	100.00	4,397,098	99,846,523	95,445,181	3,773,933	627,409
BBVA BROKER, CORREDURIA DE SEGUROS Y REASEGUROS, S.A.	SPAIN	SERVICES	0.00	100.00	100.00	337	6,175	1,176	2,852	2,147
BBVA CAPITAL FINANCE, S.A.	SPAIN	FINANCIAL SERV.	100.00	0.00	100.00	60	1,988,662	1,988,517	118	27
BBVA CAPITAL FUNDING, LTD.	CAYMAN ISLANDS	FINANCIAL SERV.	100.00	0.00	100.00	0	2,195,352	2,193,331	1,941	80
BBVA CARTERA DE INVERSIONES, SICAV, S.A.	SPAIN	PORTFOLIO	74.84	0.00	74.84	46,876	143,572	162	140,421	2,989
BBVA COLOMBIA, S.A.	COLOMBIA	BANKING	76.15	19.22	95.37	157,429	3,462,889	3,196,557	229,172	37,160
BBVA CONSOLIDAR SALUD, S.A.	ARGENTINA	INSURANCE	20.38	79.62	100.00	9,274	20,415	11,169	8,795	451
BBVA CONSOLIDAR SEGUROS, S.A.	ARGENTINA	INSURANCE	87.78	12.22	100.00	5,973	24,136	11,973	11,191	972
BBVA CORREDORA TECNICA DE SEGUROS BHIF LTDA.	CHILE	SERVICES	0.00	100.00	100.00	13,401	14,773	1,365	10,363	3,045
BBVA CORREDORES DE BOLSA, S.A.	CHILE	SECURITIES	0.00	100.00	100.00	22,215	227,007	204,700	20,886	1,421
BBVA CORREDURIA TECNICA ASEGURADORA, S.A.	SPAIN	SERVICES	99.94	0.06	100.00	297	12,024	5,787	4,166	2,071
BBVA CRECER AFP, S.A.	DOMINICAN REPUBLIC	FINANCIAL SERV.	35.00	35.00	70.00	1,783	8,797	2,356	8,074	-1,633
BBVA DINERO EXPRESS, S.A.	SPAIN	FINANCIAL SERV.	100.00	0.00	100.00	2,186	4,492	2,234	2,053	205
BBVA E-COMMERCE, S.A.	SPAIN	SERVICES	100.00	0.00	100.00	30,879	37,865	4,010	30,800	3,055
BBVA ELCANO EMPRESARIAL II, S.C.R., S.A.	SPAIN	FINANCIAL SERV.	50.00	0.00	50.00	600	3,415	2,257	1,200	-42
BBVA ELCANO EMPRESARIAL, S.C.R., S.A.	SPAIN	FINANCIAL SERV.	50.00	0.00	50.00	600	3,927	2,769	1,200	-42
BBVA FACTORING E.F.C., S.A.	SPAIN	FINANCIAL SERV.	0.00	100.00	100.00	126,447	5,407,949	5,222,148	171,023	14,778
BBVA FIDUCIARIA , S.A.	COLOMBIA	FINANCIAL SERV.	0.00	99.99	99.99	8,411	9,050	610	7,290	1,150
BBVA FINANCE (DELAWARE) INC.	UNITED STATES	FINANCIAL SERV.	100.00	0.00	100.00	110	437	0	449	-12
BBVA FINANCE (UK), LTD.	UNITED KINGDOM	FINANCIAL SERV.	0.00	100.00	100.00	3,324	17,372	4,701	12,286	385

EXHIBIT 8.1 PART I

ADDITIONAL INFORMATION ON CONSOLIDATED SUBSIDIARIES

COMPOSING THE BANCO BILBAO VIZCAYA ARGENTARIA GROUP

						Thousands of Euros (*)
			% of Voting Rights Controlled by the Bank				Investee Data
Company	Location	Activity	Direct	Indirect	Total	Net Carrying Amount	Assets at 31/12/05	Liabilities at 31/12/05	Equity at 31/12/05	Profit (Loss) for the Period Ended 31/12/05
BBVA FINANCE SPA,	ITALY	FINANCIAL SERV.	100.00	0.00	100.00	4,648	5,383	196	4,930	257
BBVA FUNDOS	PORTUGAL	FINANCIAL SERV.	0.00	100.00	100.00	998	4,267	516	2,191	1,560
BBVA GEST	PORTUGAL	FINANCIAL SERV.	0.00	100.00	100.00	998	5,384	470	3,247	1,667
BBVA GESTION, SOCIEDAD ANONIMA, SGIIC	SPAIN	FINANCIAL SERV.	17.00	83.00	100.00	11,436	221,092	132,887	19,659	68,546
BBVA GLOBAL FINANCE LTD.	CAYMAN ISLANDS	FINANCIAL SERV.	100.00	0.00	100.00	0	2,622,340	2,618,295	3,899	146
BBVA HORIZONTE PENSIONES Y CESANTIAS, S.A.	COLOMBIA	PENSIONS	78.52	21.43	99.95	34,837	58,650	13,096	33,978	11,576
BBVA HORIZONTE, S.A.	PANAMA	NO ACTIVITY	90.00	0.00	90.00	3,304	4,594	78	4,252	264
BBVA INMOBILIARIA E INVERSIONES, S.A.	CHILE	REAL EST. INSTR.	0.00	68.11	68.11	2,213	23,835	20,586	3,924	-675
BBVA INSERVEX, S.A.	SPAIN	SERVICES	100.00	0.00	100.00	1,205	2,953	13	2,741	199
BBVA INTERNATIONAL INVESTMENT CORPORATION	PUERTO RICO	FINANCIAL SERV.	100.00	0.00	100.00	2,769,952	2,528,252	53	2,332,255	195,944
BBVA INTERNATIONAL LIMITED	CAYMAN ISLANDS	FINANCIAL SERV.	100.00	0.00	100.00	1	1,349,780	1,346,585	3,295	-100
BBVA INTERNATIONAL PREFERRED, S.A.U.	SPAIN	FINANCIAL SERV.	100.00	0.00	100.00	60	553,131	553,069	60	2
BBVA IRELAND PUBLIC LIMITED COMPANY	IRELAND	FINANCIAL SERV.	100.00	0.00	100.00	180,381	5,599,770	5,326,835	261,207	11,728
BBVA LUXINVEST. S.A	LUXEMBOURG	PORTFOLIO	36.00	64.00	100.00	255,843	999,362	33,998	951,399	13,965
BBVA NOMINEES LIMITED	UNITED KINGDOM	SERVICES	100.00	0.00	100.00	0	1	0	1	0
BBVA PARAGUAY, S.A.	PARAGUAY	BANKING	99.99	0.00	99.99	22,598	276,318	241,326	25,540	9,452
BBVA PARTICIPACIONES INTERNACIONAL, S.L.	SPAIN	PORTFOLIO	92.69	7.31	100.00	273,366	320,948	1,248	314,666	5,034
BBVA PATRIMONIOS GESTORA SGIIC, S.A.	SPAIN	FINANCIAL SERV.	99.99	0.01	100.00	3,907	33,877	2,158	23,354	8,365
BBVA PENSIONES CHILE, S.A.	CHILE	PENSIONS	32.23	67.77	100.00	281,182	371,774	19,065	364,395	-11,686
BBVA PENSIONES, S.A., ENTIDAD GESTORA DE FONDOS DE PENSIONES	SPAIN	PENSIONS	100.00	0.00	100.00	12,922	131,782	95,537	25,938	10,307
BBVA PLANIFICACION PATRIMONIAL, S.L.	SPAIN	FINANCIAL SERV.	80.00	20.00	100.00	1	461	6	405	50
BBVA PREFERRED CAPITAL	CAYMAN ISLANDS	FINANCIAL SERV.	100.00	0.00	100.00	1	204,505	203,447	790	268

EXHIBIT 8.1 PART I

ADDITIONAL INFORMATION ON CONSOLIDATED SUBSIDIARIES

COMPOSING THE BANCO BILBAO VIZCAYA ARGENTARIA GROUP

						Thousands of Euros (*)
			% of Voting Rights Controlled by the Bank				Investee Data
Company	Location	Activity	Direct	Indirect	Total	Net Carrying Amount	Assets at 31/12/05	Liabilities at 31/12/05	Equity at 31/12/05	Profit (Loss) for the Period Ended 31/12/05
BBVA PRIVANZA BANK (JERSEY), LTD.	CHANNEL ISLANDS	NO ACTIVITY	0.00	100.00	100.00	20,610	1,338,237	1,238,948	90,560	8,729
BBVA PRIVANZA INTERNATIONAL (GIBRALTAR) LTD.	GIBRALTAR	NO ACTIVITY	0.00	100.00	100.00	8,523	83,128	4,276	78,247	605
BBVA PROMOCIONES, S.A.	SPAIN	SERVICES	0.00	100.00	100.00	354	1,099	143	740	216
BBVA RE LIMITED	IRELAND	INSURANCE	0.00	100.00	100.00	656	36,482	28,501	4,896	3,085
BBVA RENTING, S.A.	SPAIN	FINANCIAL SERV.	0.00	100.00	100.00	20,976	458,990	378,069	70,534	10,387
BBVA RESEARCH, S.A.	SPAIN	FINANCIAL SERV.	99.99	0.01	100.00	501	2,850	2,175	567	108
BBVA SECURITIES HOLDINGS (UK) LIMITED	UNITED KINGDOM	FINANCIAL SERV.	0.00	100.00	100.00	395	6,722	6,353	561	-192
BBVA SECURITIES INC.	UNITED STATES	FINANCIAL SERV.	0.00	100.00	100.00	31,329	35,053	3,954	30,573	526
BBVA SECURITIES LTD.	UNITED KINGDOM	FINANCIAL SERV.	0.00	100.00	100.00	3,701	7,098	2,967	3,994	137
BBVA SECURITIES OF PR, INC.	PUERTO RICO	FINANCIAL SERV.	100.00	0.00	100.00	4,726	5,709	436	5,603	-330
BBVA SEGUROS DE VIDA, S.A.	CHILE	INSURANCE	0.00	100.00	100.00	23,884	163,746	139,861	20,225	3,660
BBVA SEGUROS DE VIDA COLOMBIA, S.A.	COLOMBIA	INSURANCE	94.00	6.00	100.00	13,087	106,006	83,355	16,274	6,377
BBVA SEGUROS COLOMBIA, S.A.	COLOMBIA	INSURANCE	94.00	6.00	100.00	9,279	33,305	21,617	10,963	725
BBVA SEGUROS INC.	PUERTO RICO	SERVICES	0.00	100.00	100.00	212	2,972	848	1,085	1,039
BBVA SEGUROS, S.A.	SPAIN	INSURANCE	97.16	2.78	99.94	380,398	12,938,302	12,241,553	546,604	150,145
BBVA SENIOR FINANCE, S.A.U.	SPAIN	FINANCIAL SERV.	100.00	0.00	100.00	60	12,357,115	12,356,974	56	85
BBVA SOCIEDAD LEASING HABITACIONAL BHIF	CHILE	FINANCIAL SERV.	0.00	97.48	97.48	10,071	23,327	12,996	9,789	542
BBVA SUBORDINATED CAPITAL, S.A.U.	SPAIN	FINANCIAL SERV.	100.00	0.00	100.00	130	1,489,012	1,488,938	126	-52
BBVA SUIZA, S.A. (BBVA SWITZERLAND)	SWITZERLAND	BANKING	39.72	60.28	100.00	55,066	541,574	311,009	204,411	26,154
BBVA TRADE, S.A.	SPAIN	SERVICES	0.00	100.00	100.00	6,379	21,940	276	9,474	12,190
BBVA VALORES GANADERO, S.A. COMISIONISTA DE BOLSA	COLOMBIA	FINANCIAL SERV.	0.00	100.00	100.00	3,380	3,788	242	3,023	523
BBVA, INSTITUICAO FINANCEIRA DE CREDITO, S.A.	PORTUGAL	FINANCIAL SERV.	0.00	100.00	100.00	40,417	260,318	231,105	27,880	1,333

EXHIBIT 8.1 PART I

ADDITIONAL INFORMATION ON CONSOLIDATED SUBSIDIARIES

COMPOSING THE BANCO BILBAO VIZCAYA ARGENTARIA GROUP

						Thousands of Euros (*)
			% of Voting Rights Controlled by the Bank				Investee Data
Company	Location	Activity	Direct	Indirect	Total	Net Carrying Amount	Assets at 31/12/05	Liabilities at 31/12/05	Equity at 31/12/05	Profit (Loss) for the Period Ended 31/12/05
BBVAPR HOLDING CORPORATION	PUERTO RICO	PORTFOLIO	100.00	0.00	100.00	255,804	118,361	7	118,394	-40
BCL INTNAL, FINC. LTD.	CAYMAN ISLANDS	FINANCIAL SERV.	0.00	100.00	100.00	0	194,478	194,423	300	-245
BCL PARTICIPACIONES, S.L.	SPAIN	PORTFOLIO	0.00	100.00	100.00	1,908	1,909	0	2,171	-262
BEX AMERICA FINANCE INCORPORATED	UNITED STATES	NO ACTIVITY	100.00	0.00	100.00	0	1	1	0	0
BEXCARTERA, SICAV, S.A.	SPAIN	PORTFOLIO	0.00	80.74	80.74	9,331	13,035	78	12,777	180
BHIF ASESORIAS Y SERVICIOS FINANCIEROS, S.A.	CHILE	FINANCIAL SERV.	0.00	98.60	98.60	9,090	9,907	688	7,168	2,051
BI-BM GESTIO D’ACTIUS, S.A.	ANDORRA	FINANCIAL SERV.	0.00	100.00	100.00	301	3,334	627	-4,337	7,044
BIBJ MANAGEMENT, LTD	CHANNEL ISLANDS	NO ACTIVITY	0.00	100.00	100.00	0	0	0	0	0
BIBJ NOMINEES, LTD	CHANNEL ISLANDS	NO ACTIVITY	0.00	100.00	100.00	0	0	0	0	0
BILBAO VIZCAYA AMERICA BV	NETHERLANDS	PORTFOLIO	0.00	100.00	100.00	371,143	371,661	518	330,284	40,859
BILBAO VIZCAYA HOLDING, S.A.	SPAIN	PORTFOLIO	89.00	11.00	100.00	34,771	64,222	6,484	43,191	14,547
BILBAO VIZCAYA INVESTMENT ADVISORY COMPANY	LUXEMBOURG	FINANCIAL SERV.	100.00	0.00	100.00	77	12,772	1,571	10,347	854
BROOKLINE INVESTMENTS, S.L.	SPAIN	PORTFOLIO	100.00	0.00	100.00	33,969	32,461	461	31,578	422
BVBJ PENSION TRUSTEES (JERSEY)LIMITED	CHANNEL ISLANDS	NO ACTIVITY	0.00	100.00	100.00	0	0	0	0	0
CANAL INTERNATIONAL HOLDING (NETHERLANDS) BV	NETHERLANDS	NO ACTIVITY	0.00	100.00	100.00	494	8,710	22	3,736	4,952
CANAL TRUST COMPANY, LTD.	CHANNEL ISLANDS	NO ACTIVITY	0.00	100.00	100.00	36	1,289	149	890	250
CARTERA E INVERSIONES S.A., CIA DE	SPAIN	PORTFOLIO	100.00	0.00	100.00	60,541	431,784	83,905	18,542	329,337
CASA DE BOLSA BBV - PROBURSA, S.A. DE C.V.	MEXICO	FINANCIAL SERV.	0.00	100.00	100.00	91,411	130,830	39,414	58,467	32,949
CASA DE CAMBIO MULTIDIVISAS, S.A. DE C.V. (IN LIQUIDATION)	MEXICO	NO ACTIVITY	0.00	100.00	100.00	215	215	1	212	2
CASA DE CAMBIO PROBURSA, S.A. DE C.V.	MEXICO	NO ACTIVITY	0.00	89.56	89.56	0	15	15	0	0
CATYA INVESTMENTS LIMITED	CAYMAN ISLANDS	NO ACTIVITY	0.00	100.00	100.00	8	760	0	879	-119
CIA. GLOBAL DE MANDATOS Y REPRESENTACIONES, S.A.	URUGUAY	NO ACTIVITY,	0.00	100.00	100.00	108	213	3	377	-167

EXHIBIT 8.1 PART I

ADDITIONAL INFORMATION ON CONSOLIDATED SUBSIDIARIES

COMPOSING THE BANCO BILBAO VIZCAYA ARGENTARIA GROUP

						Thousands of Euros (*)
			% of Voting Rights Controlled by the Bank				Investee Data
Company	Location	Activity	Direct	Indirect	Total	Net Carrying Amount	Assets at 31/12/05	Liabilities at 31/12/05	Equity at 31/12/05	Profit (Loss) for the Period Ended 31/12/05
CIDESSA DOS, S.L.	SPAIN	PORTFOLIO	0.00	100.00	100.00	11,167	13,218	2,050	11,636	-468
CIDESSA UNO, S.L.	SPAIN	PORTFOLIO	0.00	100.00	100.00	4,754	251,752	183,524	71,679	-3,451
CIERVANA, S.L.	SPAIN	PORTFOLIO	100.00	0.00	100.00	53,164	54,349	186	53,166	997
CLINICA BAZTERRICA, S.A.	ARGENTINA	SERVICES	0.00	100.00	100.00	4,336	11,255	6,920	4,257	78
COMPAÑIA CHILENA DE INVERSIONES, S.L.	SPAIN	PORTFOLIO	100.00	0.00	100.00	232,976	173,618	2,025	169,266	2,327
CONSOLIDAR A.F.J.P., S.A.	ARGENTINA	PENSIONS	46.11	53.89	100.00	66,405	98,052	24,338	68,916	4,798
CONSOLIDAR ASEGURADORA DE RIESGOS DEL TRABAJO, S.A.	ARGENTINA	INSURANCE	87.50	12.50	100.00	33,465	117,181	74,879	36,467	5,835
CONSOLIDAR CIA. DE SEGUROS DE RETIRO, S.A.	ARGENTINA	INSURANCE	33.33	66.67	100.00	8,681	444,922	430,767	11,728	2,427
CONSOLIDAR CIA. DE SEGUROS DE VIDA, S.A.	ARGENTINA	INSURANCE	34.04	65.96	100.00	15,186	77,442	53,799	21,050	2,593
CONSOLIDAR COMERCIALIZADORA, S.A.	ARGENTINA	SERVICES	0.00	100.00	100.00	102	1,830	1,727	221	-118
CONSULTORES DE PENSIONES BBV, S.A.	SPAIN	PENSIONS	0.00	100.00	100.00	175	945	115	831	-1
CONTINENTAL BOLSA, SDAD, AGENTE DE BOLSA, S.A.	PERU	SECURITIES	0.00	100.00	100.00	2,746	3,861	1,115	2,009	737
CONTINENTAL S.A. TITULIZADORA	PERU	SERVICES	0.00	100.00	100.00	730	734	4	724	6
CONTINENTAL, S.A. SOCIEDAD ADMINISTRADORA DE FONDOS	PERU	FINANCIAL SERV.	0.00	100.00	100.00	3,668	3,967	299	3,171	497
CONTRATACION DE PERSONAL, S.A. DE C.V.	MEXICO	SERVICES	0.00	100.00	100.00	11	8,115	8,104	11	0
CORPORACION DE ALIMENTACION Y BEBIDAS, S.A.	SPAIN	PORTFOLIO	0.00	100.00	100.00	138,508	151,819	1,246	150,505	68
CORPORACION DE SERVICIOS LOGISTICOS, S.A.	SPAIN	NO ACTIVITY	87.64	12.36	100.00	1,355	1,407	34	1,351	22
CORPORACION GENERAL FINANCIERA, S.A.	SPAIN	PORTFOLIO	100.00	0.00	100.00	452,431	962,835	17,077	807,276	138,482
CORPORACION INDUSTRIAL Y DE SERVICIOS, S.L.	SPAIN	PORTFOLIO	0.00	100.00	100.00	1,251	121,304	8,390	-176,378	289,292
CREDILOGROS COMPAÑIA FINANCIERA, S.A.	ARGENTINA	FINANCIAL SERV.	29.95	70.05	100.00	9,725	27,011	16,202	9,143	1,666
DESARROLLADORA Y VENDEDORA DE CASAS, S.A. DE C.V.	MEXICO	REAL EST. INSTR.	0.00	100.00	100.00	43	45	1	44	0
DESARROLLO URBANISTICO DE CHAMARTIN, S.A.	SPAIN	REAL ESTATE	0.00	72.50	72.50	19,900	42,984	15,562	27,598	-176

EXHIBIT 8.1 PART I

ADDITIONAL INFORMATION ON CONSOLIDATED SUBSIDIARIES

COMPOSING THE BANCO BILBAO VIZCAYA ARGENTARIA GROUP

						Thousands of Euros (*)
			% of Voting Rights Controlled by the Bank				Investee Data
Company	Location	Activity	Direct	Indirect	Total	Net Carrying Amount	Assets at 31/12/05	Liabilities at 31/12/05	Equity at 31/12/05	Profit (Loss) for the Period Ended 31/12/05
DESITEL TECNOLOGIA Y SISTEMAS, S.A. DE C.V.	MEXICO	SERVICES	0.00	100.00	100.00	1,523	1,632	108	1,465	59
DEUSTO, S.A. DE INVERSION MOBILIARIA	SPAIN	PORTFOLIO	0.00	100.00	100.00	11,202	11,203	0	10,834	369
DINERO EXPRESS SERVICIOS GLOBALES, S.A.	SPAIN	FINANCIAL SERV.	100.00	0.00	100.00	13,492	13,578	92	16,035	-2,549
EDIFICIO LINARES, S.L.	SPAIN	REAL ESTATE	100.00	0.00	100.00	5,360	5,239	222	5,589	-572
EL ENCINAR METROPOLITANO, S.A.	SPAIN	REAL ESTATE	0.00	98.76	98.76	5,989	8,590	2,538	5,592	460
EL OASIS DE LAS RAMBLAS, S.L.	SPAIN	REAL ESTATE	0.00	70.00	70.00	2,800	13,854	10,134	3,778	-58
ELANCHOVE, S.A.	SPAIN	PORTFOLIO	100.00	0.00	100.00	1,500	3,819	1,361	3,226	-768
EMPRESA INSTANT CREDIT, C.A	VENEZUELA	SERVICES	0.00	100.00	100.00	0	0	0	0	0
ESPANHOLA COMERCIAL E SERVIÇOS, LTDA.	BRAZIL	FINANCIAL SERV.	100.00	0.00	100.00	0	717	6,385	-1,769	-3,899
ESTACION DE AUTOBUSES CHAMARTIN, S.A.	SPAIN	SERVICES	0.00	51.00	51.00	31	31	0	31	0
EUROPEA DE TITULIZACION, S.A., SDAD,GEST.DE FDOS,DE TITUL,	SPAIN	FINANCIAL SERV.	82.97	0.00	82.97	1,506	5,450	565	3,096	1,789
EURORISK, S.A.	SPAIN	SERVICES	0.00	100.00	100.00	60	61,230	60,001	1,041	188
EXPLOTACIONES AGROPECUARIAS VALDELAYEGUA, S.A.	SPAIN	REAL ESTATE	0.00	100.00	100.00	10,000	9,982	-8	9,960	30
FACTOR MULTIBA, S.A. DE C.V.	MEXICO	NO ACTIVITY	0.00	100.00	100.00	1	38	38	0	0
FACTORAJE PROBURSA, S.A. DE C.V.	MEXICO	NO ACTIVITY	0.00	100.00	100.00	-22	1	23	519	-541
FIDEICOMISO 29763-0 SOCIO LIQUIDADOR OP.FINAN.POSICION PRO	MEXICO	FINANCIAL SERV.	0.00	100.00	100.00	8,768	8,946	178	7,054	1,714
FIDEICOMISO 29764-8 SOCIO LIQUIDADOR POSICION DE TERCEROS	MEXICO	FINANCIAL SERV.	0.00	100.00	100.00	28,081	25,661	350	22,812	2,499
FIDEICOMISO 474031 MANEJO DE GARANTIAS	MEXICO	SERVICES	0.00	100.00	100.00	3	3	0	3	0
FIDEICOMISO BANCO FRANCES	ARGENTINA	FINANCIAL SERV.	100.00	0.00	100.00	0	1,933	1,175	909	-151
FIDEICOMISO CENTRO CORPORATIVO REGIONAL F/47433-8	MEXICO	SERVICES	0.00	100.00	100.00	15,247	26,686	11,439	20,051	-4,804
FIDEICOMISO INGRAL	COLOMBIA	SERVICES	0.00	100.00	100.00	166	891	2	892	-3
FIDEICOMISO INVEX 228	MEXICO	FINANCIAL SERV.	0.00	100.00	100.00	0	87,012	87,011	1	0

EXHIBIT 8.1 PART I

ADDITIONAL INFORMATION ON CONSOLIDATED SUBSIDIARIES

COMPOSING THE BANCO BILBAO VIZCAYA ARGENTARIA GROUP

						Thousands of Euros (*)
			% of Voting Rights Controlled by the Bank				Investee Data
Company	Location	Activity	Direct	Indirect	Total	Net Carrying Amount	Assets at 31/12/05	Liabilities at 31/12/05	Equity at 31/12/05	Profit (Loss) for the Period Ended 31/12/05
FIDEICOMISO INVEX 367	MEXICO	FINANCIAL SERV.	0.00	100.00	100.00	0	43,496	43,496	0	0
FIDEICOMISO INVEX 393	MEXICO	FINANCIAL SERV.	0.00	100.00	100.00	0	44,062	44,062	0	0
FIDEICOMISO INVEX 411	MEXICO	FINANCIAL SERV.	0.00	100.00	100.00	0	41,083	41,083	0	0
FINANCEIRA DO COMERCIO EXTERIOR S.A.R.	PORTUGAL	SERVICES	100.00	0.00	100.00	51	46	0	47	-1
FINANCIERA ESPAÑOLA, S.A.	SPAIN	PORTFOLIO	85.85	14.15	100.00	4,522	5,370	0	5,182	188
FINANZIA AUTORENTING, S.A.	SPAIN	SERVICES	0.00	85.00	85.00	14,369	548,808	521,988	25,710	1,110
FINANZIA, BANCO DE CREDITO, S.A.	SPAIN	BANKING	0.00	100.00	100.00	56,203	3,116,913	2,976,305	114,559	26,049
FINTEGRA FINANCIAL SOLUTIONS, LLC	UNITED STATES	FINANCIAL SERV.	0.00	51.51	51.51	791	2,695	1,159	1,306	230
FORO LOCAL, S.L.	SPAIN	SERVICES	0.00	60.13	60.13	2	18	13	5	0
FRANCES ADMINISTRADORA DE INVERSIONES, S.A. G.F.C. INVERS.	ARGENTINA	FINANCIAL SERV.	0.00	100.00	100.00	3,197	4,064	867	3,831	-634
FRANCES VALORES SOCIEDAD DE BOLSA, S.A.	ARGENTINA	FINANCIAL SERV.	0.00	100.00	100.00	2,583	2,998	415	1,859	724
FUTURO FAMILIAR, S.A. DE C.V.	MEXICO	INSURANCE	0.00	100.00	100.00	136	227	90	134	3
GENERAL DE PARTICIPACIONES EMPRESARIALES	SPAIN	PORTAFOLIO	65.68	34.32	100.00	1,215	2,082	0	1,757	325
GESTION DE PREVISION Y PENSIONES, S.A.	SPAIN	PENSIONS	70.00	0.00	70.00	8,830	22,825	1,780	19,086	1,959
GESTION Y ADMINISTRACION DE RECIBOS, S.A.	SPAIN	SERVICES	0.00	100.00	100.00	150	950	327	550	73
GFB SERVICIOS, S.A. DE C.V.	MEXICO	SERVICES	0.00	100.00	100.00	1,972	1,976	4	1,861	111
GOBERNALIA GLOBAL NET, S.A.	SPAIN	SERVICES	0.00	100.00	100.00	1,509	1,921	409	1,800	-288
GRAN JORGE JUAN, S.A.	SPAIN	NO ACTIVITY	100.00	0.00	100.00	10,115	10,288	175	10,114	-1
GRANFIDUCIARIA	COLOMBIA	FINANCIAL SERV	0.00	90.00	90.00	0	382	236	153	-7
GRELAR GALICIA. S.A.	SPAIN	PORTFOLIO	0.00	100.00	100.00	4,216	4,216	0	4,138	78
GRUPO FINANCIERO BBVA BANCOMER, S.A. DE C.V.	MEXICO	FINANCIAL SERV.	48.96	51.00	99.96	6,282,065	5,769,753	3,151	4,907,308	859,294
HIPOTECARIA NACIONAL MEXICANA INCORPORATED	UNITED STATES	REAL EST. INSTR.	0.00	100.00	100.00	187	194	5	194	-5

EXHIBIT 8.1 PART I

ADDITIONAL INFORMATION ON CONSOLIDATED SUBSIDIARIES

COMPOSING THE BANCO BILBAO VIZCAYA ARGENTARIA GROUP

						Thousands of Euros (*)
			% of Voting Rights Controlled by the Bank				Investee Data
Company	Location	Activity	Direct	Indirect	Total	Net Carrying Amount	Assets at 31/12/05	Liabilities at 31/12/05	Equity at 31/12/05	Profit (Loss) for the Period Ended 31/12/05
HIPOTECARIA NACIONAL, S.A. DE C.V.	MEXICO	FINANCIAL SERV.	0.00	100.00	100.00	245,382	1,492,700	1,263,700	159,668	69,332
HOLDING CONTINENTAL, S.A.	PERU	PORTFOLIO	50.00	0.00	50.00	123,019	393,559	7	301,760	91,792
HOMEOWNERS LOAN CORPORATION	UNITED STATES	FINANCIAL SERV.	0.00	100.00	100.00	10,690	43,432	32,695	20,399	-9,662
HTI TASK, S.L.	SPAIN	NO ACTIVITY	0.00	100.00	100.00	227	227	0	224	3
IBERDROLA SERVICIOS FINANCIEROS, E.F.C. S.A.	SPAIN	FINANCIAL SERV.	0.00	84.00	84.00	7,290	9,104	61	8,984	59
IBERTRADE, LTD.	CHANNEL ISLANDS	SERVICES	0.00	100.00	100.00	615	34,051	21,000	-11,861	24,912
INGENIERIA EMPRESARIAL MULTIBA	MEXICO	SERVICES	0.00	99.99	99.99	0	0	0	0	0
INICIATIVAS RESIDENCIALES EN INTERNET, S.A.	SPAIN	SERVICES	0.00	100.00	100.00	3,676	2,530	979	2,877	-1,326
INMOBILIARIA ASUDI, S.A.	SPAIN	REAL EST. INSTR.	99.99	0.01	100.00	2,817	2,916	44	2,817	55
INMOBILIARIA BILBAO, S.A.	SPAIN	REAL ESTATE	0.00	100.00	100.00	3,436	3,521	84	3,444	-7
INMOBILIARIA Y PROMOTORA RURAL MEXIQUENSE, S.A. DE C.V.	MEXICO	REAL ESTATE	0.00	73.66	73.66	9,543	21,582	958	20,631	-7
INMUEBLES Y RECUPERACIONES CONTINENTAL	PERU	REAL EST. INSTR.	0.00	100.00	100.00	25,297	25,482	184	24,474	824
INVERAHORRO, S.L.	SPAIN	PORTFOLIO	100.00	0.00	100.00	474	482	1	474	7
INVERSIONES ALDAMA, C.A	VENEZUELA	REAL STATE	0.00	100.00	100.00	0	0	0	0	0
INVERSIONES BANPRO INTERNATIONAL INC. NV	NETHERLANDS ANTILLES	FINANCIAL SERV.	48.01	0.00	48.01	11,390	31,947	97	27,861	3,989
INVERSIONES BAPROBA, C.A,	VENEZUELA	SERVICES	100.00	0.00	100.00	1,307	1,777	133	1,361	283
INVERSIONES MOBILIARIAS, S.L.	SPAIN	PORTFOLIO	100.00	0.00	100.00	660	673	0	659	14
INVERSIONES P.H.R.4. C.A,	VENEZUELA	REAL ESTATE	0.00	60.46	60.46	0	59	0	59	0
INVERSIONES T, C.A	VENEZUELA	SERVICES	0.00	100.00	100.00	0	0	0	0	0
INVERSIONES TRECE, C.A.	VENEZUELA	SERVICES	0.00	100.00	100.00	0	0	0	0	0
INVERSORA OTAR, S.A.	ARGENTINA	PORTFOLIO	0.00	99.91	99.91	2	51,137	3,820	44,432	2,885
JARDINES DE SARRIENA, S.L.	SPAIN	REAL ESTATE	0.00	84.91	84.91	2,293	6,477	3,819	2,661	-3

EXHIBIT 8.1 PART I

ADDITIONAL INFORMATION ON CONSOLIDATED SUBSIDIARIES

COMPOSING THE BANCO BILBAO VIZCAYA ARGENTARIA GROUP

						Thousands of Euros (*)
			% of Voting Rights Controlled by the Bank				Investee Data
Company	Location	Activity	Direct	Indirect	Total	Net Carrying Amount	Assets at 31/12/05	Liabilities at 31/12/05	Equity at 31/12/05	Profit (Loss) for the Period Ended 31/12/05
LAREDO NATIONAL BANCSHARES, INC.	UNITED STATES	PORTFOLIO	100.00	0.00	100.00	666,883	776,620	45,137	728,008	3,475
LAREDO NATIONAL BANCSHARES OF DELAWARE, INC.	UNITED STATES	PORTFOLIO	0.00	100.00	100.00	734,432	734,432	1	729,995	4,436
LAREDO NATIONAL BANK	UNITED STATES	BANKING	0.00	100.00	100.00	734,425	3,456,591	2,722,149	729,633	4,809
LEASIMO - SOCIEDADE DE LOCACAO FINANCEIRA, S.A.	PORTUGAL	FINANCIAL SERV.	0.00	100.00	100.00	11,576	97,389	86,688	9,564	1,137
LNB CAPITAL TRUST I	UNITED STATES	FINANCIAL SERV.	0.00	100.00	100.00	554	18,456	17,902	527	27
LNB STATUTORY TRUST I	UNITED STATES	FINANCIAL SERV.	0.00	100.00	100.00	789	26,299	25,510	753	36
MARQUES DE CUBAS 21, S.L.	SPAIN	REAL ESTATE	100.00	0.00	100.00	2,869	7,290	4,825	2,589	-124
MEDITERRANIA DE PROMOCIONS I GESTIONS INMOBILIARIES, S.A.	SPAIN	NO ACTIVITY	0.00	100.00	100.00	649	2,754	2,103	2,152	-1,501
MERCURY TRUST LTD.	CAYMAN ISLANDS	BANKING	0.00	100.00	100.00	4,424	4,568	112	4,484	-28
MEXIMED, S.A. DE C.V.	MEXICO	SERVICES	0.00	100.00	100.00	3,165	3,838	673	3,006	159
MILANO GESTIONI, SRL.	ITALY	REAL EST. INSTR.	0.00	100.00	100.00	46	4,500	4,170	226	104
MIRADOR DE LA CARRASCOSA, S.L.	SPAIN	REAL ESTATE	0.00	55.90	55.90	9,724	38,345	21,274	17,172	-101
MONESTERIO DESARROLLOS, S.L.	SPAIN	REAL STATE	0.00	100.00	100.00	20,000	19,996	0	20,000	-4
MONTEALIAGA, S.A.	SPAIN	REAL ESTATE	0.00	100.00	100.00	21,154	63,676	53,744	9,943	-11
MULTIASISTENCIA. S.A. DE C.V.	MEXICO	SERVICES	0.00	100.00	100.00	7,003	14,260	6,323	7,375	562
MULTIVAL, S.A.	SPAIN	PORTFOLIO	0.00	100.00	100.00	78	246	168	1,124	-1,046
OCCIVAL, S.A.	SPAIN	NO ACTIVITY	100.00	0.00	100.00	8,211	8,915	8	8,271	636
OLIMAR, S.A.	SPAIN	NO ACTIVITY	0.00	100.00	100.00	2,324	2,445	0	2,396	49
OPCION VOLCAN, S.A.	MEXICO	REAL EST. INSTR.	0.00	100.00	100.00	57,081	71,411	14,331	68,678	-11,598
PARTICIPACIONES ARENAL, S.L.	SPAIN	NO ACTIVITY	0.00	100.00	100.00	6,150	7,300	1,150	5,876	274
PENSIONES BANCOMER, S.A. DE C.V.	MEXICO	INSURANCE	0.00	100.00	100.00	90,533	1,316,016	1,225,479	76,106	14,431
PERI 5,1 SOCIEDAD LIMITADA	SPAIN	REAL ESTATE	0.00	54.99	54.99	1	1	0	1	0

EXHIBIT 8.1 PART I

ADDITIONAL INFORMATION ON CONSOLIDATED SUBSIDIARIES

COMPOSING THE BANCO BILBAO VIZCAYA ARGENTARIA GROUP

						Thousands of Euros (*)
			% of Voting Rights Controlled by the Bank				Investee Data
Company	Location	Activity	Direct	Indirect	Total	Net Carrying Amount	Assets at 31/12/05	Liabilities at 31/12/05	Equity at 31/12/05	Profit (Loss) for the Period Ended 31/12/05
PREVENTIS, S.A.	MEXICO	INSURANCE	0.00	75.01	75.01	4,900	9,203	2,670	5,367	1,166
PRO-SALUD, C.A,	VENEZUELA	SERVICES	0.00	58.86	58.86	0	0	0	0	0
PROMOCION EMPRESARIAL XX, S.A.	SPAIN	FINANCIAL SERV.	100.00	0.00	100.00	1,522	2,021	23	1,974	24
PROMOCIONES INMOBILIARIAS ARJONA, S.A.	SPAIN	REAL EST. INSTR.	100.00	0.00	100.00	1,210	1,507	5	1,480	22
PROMOTORA DE RECURSOS AGRARIOS, S.A.	SPAIN	SERVICES	100.00	0.00	100.00	139	148	0	148	0
PROMOTORA PROMEX, S.A. DE C.V.	MEXICO	NO ACTIVITY	0.00	100.00	100.00	0	23	0	25	-2
PROMOTORA RESIDENCIAL GRAN EUROPA, S.L.	SPAIN	REAL ESTATE	0.00	58.50	58.50	336	1,702	1,128	703	-129
PROVIDA INTERNACIONAL, S.A.	CHILE	PENSIONS	0.00	100.00	100.00	58,164	58,521	145	49,457	8,919
PROVINCIAL DE VALORES CASA DE BOLSA	VENEZUELA	FINANCIAL SERV.	0.00	90.00	90.00	4,194	6,806	2,163	3,620	1,023
PROVINCIAL SDAD, ADMIN, DE ENTIDADES DE INV. COLECTIVA, C.A.	VENEZUELA	FINANCIAL SERV.	0.00	100.00	100.00	1,037	1,162	136	743	283
PROVIVIENDA, ENTIDAD RECAUDADORA Y ADMIN. DE APORTES, S.A.	BOLIVIA	PENSIONS	0.00	100.00	100.00	230	1,649	1,410	204	35
PROYECTO MUNDO AGUILON, S,L	SPAIN	REAL STATE	0.00	100.00	100.00	9,317	26,464	6,743	3,127	16,594
PROYECTOS EMPRESARIALES CAPITAL RIESGO S.G.E.C.R.,S.A.	SPAIN	FINANCIAL SERV	100.00	0.00	100.00	1,200	1,200	6	1,200	-6
PROYECTOS INDUSTRIALES CONJUNTOS, S.A. DE	SPAIN	PORTFOLIO	0.00	100.00	100.00	3,148	3,490	8	3,450	32
RATESTART, INC.	UNITED STATES	FINANCIAL SERV.	0.00	100.00	100.00	353	3,796	3,490	107	199
RESIDENCIAL CUMBRES DE SANTA FE, S.A. DE C.V.	MEXICO	REAL ESTATE	0.00	100.00	100.00	9,602	17,963	8,361	9,330	272
RESIDENTARIA, S.L.	SPAIN	REAL ESTATE	0.00	100.00	100.00	1,683	1,741	17	1,683	41
S,GESTORA FONDO PUBL,REGUL,MERCADO HIPOTECARIO, S.A.	SPAIN	FINANCIAL SERV.	77.20	0.00	77.20	138	219	67	155	-3
SCALDIS FINANCE, S.A.	BELGIUM	PORTFOLIO	0.00	100.00	100.00	3,416	3,620	133	3,485	2
SEGUROS BANCOMER, S.A. DE C.V.	MEXICO	INSURANCE	24.99	75.01	100.00	246,323	604,960	477,705	78,585	48,670
SEGUROS PROVINCIAL, C.A.	VENEZUELA	INSURANCE	0.00	100.00	100.00	8,091	17,375	9,277	4,038	4,060
SENORTE VIDA Y PENSIONES, S.A. CIA. DE SEGUROS Y REASEG.	SPAIN	INSURANCE	0.00	100.00	100.00	34,158	44,561	2,450	40,615	1,496

EXHIBIT 8.1 PART I

ADDITIONAL INFORMATION ON CONSOLIDATED SUBSIDIARIES

COMPOSING THE BANCO BILBAO VIZCAYA ARGENTARIA GROUP

						Thousands of Euros (*)
			% of Voting Rights Controlled by the Bank				Investee Data
Company	Location	Activity	Direct	Indirect	Total	Net Carrying Amount	Assets at 31/12/05	Liabilities at 31/12/05	Equity at 31/12/05	Profit (Loss) for the Period Ended 31/12/05
SERVICIOS CORPORATIVOS BANCOMER, S.A. DE C.V.	MEXICO	SERVICES	0.00	100.00	100.00	342	5,445	5,102	287	56
SERVICIOS CORPORATIVOS DE SEGUROS, S.A. DE C.V.	MEXICO	SERVICES	0.00	100.00	100.00	142	692	540	137	15
SERVICIOS EXTERNOS DE APOYO EMPRESARIAL, S.A. DE C.V.	MEXICO	SERVICES	0.00	100.00	100.00	1,603	5,332	3,729	1,491	112
SERVICIOS TECNOLOGICOS SINGULARES, S.A.	SPAIN	SERVICES	99.99	0.01	100.00	60	5,878	5,775	80	23
SOCIEDAD DE ESTUDIOS Y ANALISIS FINANC, S.A.	SPAIN	PORTFOLIO	100.00	0.00	100.00	114,518	184,750	1,196	173,866	9,688
SOCIETE HISPANO-MAROCAINE DE SERVICES, S.A.	MOROCCO	NO ACTIVITY	0.00	100.00	100.00	0	187	57	130	0
SOCIETE INMOBILIERE BBV D’ILBARRIZ	FRANCE	REAL ESTATE	0.00	100.00	100.00	0	31	368	-266	-71
SPORT CLUB 18, S.A.	SPAIN	PORTFOLIO	99.98	0.02	100.00	10,745	10,752	7	10,456	289
TEXAS INTERNATIONAL INSURANCE GROUP, INC.	UNITED STATES	SERVICES	0.00	100.00	100.00	381	391	10	363	18
TEXTIL TEXTURA, S.L.	SPAIN	INDUSTRIAL	0.00	64.50	64.50	5,305	15,831	9,306	5,826	699
TRANSITORY CO	PANAMA	REAL EST. INSTR.	0.00	100.00	100.00	-352	11,184	10,841	349	-6
UNICOM TELECOMUNICACIONES, S. DE R.L. DE C.V.	MEXICO	SERVICES	0.00	99.98	99.98	-11	13	23	-8	-2
UNIDAD DE AVALUOS MEXICO, S.A. DE C.V.	MEXICO	FINANCIAL SERV.	0.00	90.00	90.00	622	920	229	654	37
UNISEAR INMOBILIARIA, S.A.	SPAIN	REAL ESTATE	0.00	100.00	100.00	15,626	18,348	629	16,723	996
UNITARIA GESTION DE PATRIMONIOS INMOBILIARIOS	SPAIN	SERVICES	0.00	100.00	100.00	2,410	2,437	16	2,391	30
UNO-E BANK, S.A.	SPAIN	BANKING	34.35	32.65	67.00	75,845	1,372,874	1,246,714	118,654	7,506
URBANIZADORA SANT LLORENC, S.A.	SPAIN	REAL ESTATE	60.60	0.00	60.60	0	108	0	108	0
URBANIZADORA TINERFEÑA, S.A.	SPAIN	NO ACTIVITY	0.00	100.00	100.00	9,266	9,270	0	9,063	207
VALLEY BANK	UNITED STATES	BANKING	0.00	100.00	100.00	17,341	87,828	70,432	18,234	-838
VISACOM, S.A. DE C.V.	MEXICO	SERVICES	0.00	100.00	100.00	638	640	3	2,029	-1,392

Information on foreign companies at exchange rate on 12/31/05

(1)	Consolidated with Banc Internacional D´Andorra, S.A.
(*)	Unaudited data.

EXHIBIT 8.1 PART II

ADDITIONAL INFORMATION ON JOINTLY CONTROLLED COMPANIES

PROPORTIONATELY CONSOLIDATED IN THE BANCO BILBAO VIZCAYA ARGENTARIA GROUP

						Thousands of Euros (*)
			% of Voting Rights Controlled by the Bank				Investee Data
Company	Location	Activity	Direct	Indirect	Total	Net Carrying Amount	Assets at 31/12/05	Liabilities at 31/12/05	Equity at 31/12/05	Profit (Loss) for the Period Ended 31/12/05
ADVERA, S.A.	ITALY	FINANCIAL SERV.	50.00	0.00	50.00	2,153	131,592	127,522	6,912	-2,842
HOLDING DE PARTICIPACIONES INDUSTRIALES 2000, S.A.	SPAIN	PORTFOLIO	0.00	50.00	50.00	1,518	4,096	2	3,646	448
PSA FINANCE ARGENTINA COMPAÑIA FINANCIERA, S.A.	ARGENTINA	FINANCIAL SERV.	0.00	50.00	50.00	3,355	14,328	8,986	4,904	438

Information on foreign companies at exchange rate on 12/31/05

(*)	Unaudited data.

EXHIBIT 8.1 PART III

ADDITIONAL INFORMATION ON INVESTMENTS AND JOINTLY CONTROLLED COMPANIES ACCOUNTED FOR

USING THE EQUITY METHOD IN THE BANCO BILBAO VIZCAYA ARGENTARIA GROUP

(Includes the most significant companies which, taken as a whole, represent 98% of the total investment in this respect)

						Thousands of Euros
			% of Voting Rights Controlled by the Bank			Net Carrying Amount	Investee Data
Company	Location	Activity	Direct	Indirect	Total		Assets	Liabilities	Equity	Profit (Loss) for the Period
ALMAGRARIO, S.A.	COLOMBIA	SERVICES	0.00	35.38	35.38	6,014	17,224	2,518	13,972	734
AUREA, S.A. (CUBA)	CUBA	REAL ESTATE	0.00	49.00	49.00	4,784	10,906	3,184	7,473	248
BANCA NAZIONALE DEL LAVORO, S.P.A.	ITALY	BANKING	14.43	0.00	14.43	726,400	78,892,354	73,590,112	5,336,422	-34,180	(1)
CAMARATE GOLF, S.A.	SPAIN	REAL ESTATE	0.00	26.00	26.00	4,627	54,400	36,429	18,000	-29
COMPAÑIA ESPAÑOLA DE FINANCIACION DEL DESARROLLO, S.A.	SPAIN	SERVICES	21.82	0.00	21.82	10,397	60,071	14,023	46,736	-688	(1)
CONCESION SABANA DE OCCIDENTE, S.A.	COLOMBIA	SERVICES	0.00	47.20	47.20	12,992	21,869	1,566	16,254	4,049	(1)
CONSORCIO INTERNACIONAL DE ASEGURADORES DE CREDITO, S.A.	SPAIN	INSURANCE	20.25	0.00	20.25	4,283	39,819	16,505	23,614	-300
CORPORACION IBV PARTICIPACIONES EMPRESARIALES, S.A.	SPAIN	PORTFOLIO	0.00	50.00	50.00	468,076	1,133,310	276,980	669,821	186,509
DESARROLLO INMOBILIARIO DE LANZAROTE S.A.	SPAIN	REAL ESTATE	0.00	40.80	40.80	4,441	4,846	19	4,829	-1
E-BUSINESS	PANAMA	NO ACTIVITY	0.00	24.69	24.69	72	298	49	273	-24	(2)
EUROPEAN MULTI INDEX ADVISORY COMPANY S.A	LUXEMBOURG	NO ACTIVITY	33.33	0.00	33.33	357	7,762	2,365	106	5,291	(3)
HESTENAR, S.L.	SPAIN	REAL ESTATE	0.00	40.00	40.00	7,653	26,550	20,608	5,991	-49
IMOBILIARIA DUQUE DE AVILA, S.A.	PORTUGAL	REAL ESTATE	0.00	50.00	50.00	5,136	22,564	14,792	7,748	24
INENSUR BRUNETE, S.L.	SPAIN	REAL ESTATE	0.00	50.00	50.00	12,622	73,426	55,500	18,004	-78	(1)
INMUEBLES MADARIAGA PROMOCIONES, S.L.	SPAIN	REAL ESTATE	50.00	0.00	50.00	3,142	6,690	336	6,359	-5
LAS PEDRAZAS GOLF, S.L.	SPAIN	REAL ESTATE	0.00	50.00	50.00	15,871	89,405	57,426	32,000	-21
MOBIPAY INTERNATIONAL, S.A.	SPAIN	SERVICES	0.00	50.00	50.00	2,941	8,732	489	12,544	-4,301
MONTEALMENARA GOLF, S.L.	SPAIN	REAL ESTATE	0.00	50.00	50.00	7,471	42,591	26,929	15,698	-36
ONEXA, S.A. DE C.V.	MEXICO	FINANCIAL SERV.	0.00	49.80	49.80	18,444	510,594	342,583	173,645	-5,634	(1)
PARQUE REFORMA SANTA FE, S.A. DE C.V.	MEXICO	REAL STATE	0.00	30.00	30.00	5,839	—	—	—	—	(4)
PART, SERVIRED, SDAD, CIVIL	SPAIN	SERVICES	20.50	0.92	21.42	10,630	52,545	4,333	48,178	17
PROMOTORA METROVACESA, S.L.	SPAIN	REAL ESTATE	0.00	50.00	50.00	8,777	73,574	54,567	20,050	-1,043	(1)
ROMBO COMPAÑIA FINANCIERA	ARGENTINA	FINANCIAL SERV.	0.00	40.00	40.00	3,369	15,726	8,104	6,703	920
SEGURETAT I SERVEIS, S.A.	ANDORRA	SERVICES	0.00	28.57	28.57	223	1,250	479	677	94

EXHIBIT 8.1 PART III

ADDITIONAL INFORMATION ON INVESTMENTS AND JOINTLY CONTROLLED COMPANIES ACCOUNTED FOR

USING THE EQUITY METHOD IN THE BANCO BILBAO VIZCAYA ARGENTARIA GROUP

(Includes the most significant companies which, taken as a whole, represent 98% of the total investment in this respect)

						Thousands of Euros
			% of Voting Rights Controlled by the Bank				Investee Data
Company	Location	Activity	Direct	Indirect	Total	Net Carrying Amount	Assets	Liabilities	Equity	Profit (Loss) for the Period
SERVICIOS ELECTRONICOS GLOBALES, S.A. DE C.V.	MEXICO	SERVICES	0.00	46.14	46.14	4,934	9,804	1,391	8,456	-42
TECNICAS REUNIDAS, S.A.	SPAIN	SERVICES	0.00	25.39	25.39	38,573	568,350	424,302	113,825	30,223	(1)
TUBOS REUNIDOS, S.A.	SPAIN	INDUSTRIAL	0.00	24.26	24.26	57,775	482,837	314,577	156,165	12,095	(1)
OTHER COMPANIES						27,112

TOTAL						1,472,955

Data relating to the latest financial statements (generally for 2004) approved at the date of preparation of these notes to the consolidated financial statements.

For the companies abroad the exchange rates ruling at the reference date are applied.

(1)	Consolidated data.
(2)	Unaudited data as of November 30, 2004.
(3)	Audited data as of September 30, 2004.
(4)	Company incorporated in October 2005.

EXHIBIT 8.1 PART IV

NOTIFICATION OF ACQUISITION OF INVESTEES

(ART, 86 OF THE SPANISH CORPORATIONS LAW AND ART, 53 OF SECURITIES MARKET LAW 24/1998)

		% of Ownership
Investee	Activity	Net % Acquired/(Sold) in the Year	% at Year-End	Date of Notification to Investee
Acquisitions made until 12/31/2005
FRANQUICIA TEXTURA, S.A. (1)	INDUSTRIAL	100.00	0.00	03/10/2005
INICIATIVAS RESIDENCIALES EN INTERNET, S.A.	SERVICES	50.00	100.00	03/10/2005
MONTEALIAGA,S.A.	REAL STATE	40.00	100.00	03/10/2005
SERVICIO DE PAGOS INTERBANCARIOS,S.A.	FINANCIAL SERV.	6.70	12.11	07/19/2005
TEXTIL TEXTURA, S.L.	INDUSTRIAL	64.50	64.50	03/10/2005
TEXTURA GLOBE, S.A. (1)	INDUSTRIAL	100.00	0.00	03/10/2005

(1)	Company absorbed by Textil Textura, S.L. in December 2005.

EXHIBIT 8.1 PART V

SUBSIDIARIES FULLY CONSOLIDATED AS OF DECEMBER 31, 2005 WITH MORE THAN 5% OWNED BY NON-GROUP SHAREHOLDERS

		% of Voting Rights Controlled by the Bank
Company	Activity	Direct	Indirect	Total
ADMINISTRADORA DE FONDOS DE PENSIONES PROVIDA (AFP PROVIDA)	PENSIONS	12.70	51.62	64.32
AFP PREVISION BBV-ADM.DE FONDOS DE PENSIONES S.A.	PENSIONS	75.00	5.00	80.00
ALTITUDE INVESTMENTS LIMITED	FINANCIAL SERV.	51.00	0.00	51.00
BANC INTERNACIONAL D’ANDORRA, S.A.	BANKING	0.00	51.00	51.00
BANCO BILBAO VIZCAYA ARGENTARIA CHILE, S.A.	BANKING	59.70	6.92	66.62
BANCO PROVINCIAL S.A. - BANCO UNIVERSAL	BANKING	1.85	53.75	55.60
BBVA & PARTNERS ALTERNATIVE INVESTMENT A.V., S.A.	SECURITIES	70.00	0.00	70.00
BBVA CRECER AFP, S.A.	FINANCIAL SERV.	35.00	35.00	70.00
BBVA ELCANO EMPRESARIAL, S.C.R., S.A.	FINANCIAL SERV.	50.00	0.00	50.00
BBVA HORIZONTE, S.A.	NO ACTIVITY	90.00	0.00	90.00
BBVA INMOBILIARIA E INVERSIONES S.A.	REAL EST. INSTR	0.00	68.11	68.11
BEXCARTERA, SICAV S.A.	PORTFOLIO	0.00	80.74	80.74
DESARROLLO URBANISTICO DE CHAMARTIN, S.A.	REAL STATE	0.00	72.50	72.50
EL OASIS DE LAS RAMBLAS, S.L.	REAL STATE	0.00	70.00	70.00
ESTACION DE AUTOBUSES CHAMARTIN, S.A.	SERVICES	0.00	51.00	51.00
FINANZIA AUTORENTING, S.A.	SERVICES	0.00	85.00	85.00
FINTEGRA FINANCIAL SOLUTIONS, LLC	FINANCIAL SERV.	0.00	51.51	51.51
FORO LOCAL, S.L.	SERVICES	0.00	60.13	60.13
GESTION DE PREVISION Y PENSIONES, S.A.	PENSIONS	70.00	0.00	70.00
HOLDING CONTINENTAL, S.A.	PORTFOLIO	50.00	0.00	50.00
IBERDROLA SERVICIOS FINANCIEROS, E.F.C, S.A.	FINANCIAL SERV.	0.00	84.00	84.00
INMOBILIARIA Y PROMOTORA RURAL MEXIQUENSE, S.A DE C.V.	REAL STATE	0.00	73.66	73.66
INVERSIONES BANPRO INTERNATIONAL INC. N.V.	FINANCIAL SERV.	48.01	0.00	48.01
JARDINES DE SARRIENA, S.L.	REAL STATE	0.00	84.91	84.91
MIRADOR DE LA CARRASCOSA, S.L.	REAL STATE	0.00	55.90	55.90
PERI 5.1 SOCIEDAD LIMITADA	REAL STATE	0.00	54.99	54.99
PREVENTIS, S.A.	INSURANCE	0.00	75.01	75.01
PRO-SALUD, C.A.	SERVICES	0.00	58.86	58.86
PROMOTORA RESIDENCIAL GRAN EUROPA, S.L.	REAL STATE	0.00	58.50	58.50
PROVINCIAL DE VALORES CASA DE BOLSA, C.A.	FINANCIAL SERV.	0.00	90.00	90.00
TEXTIL TEXTURA, S.L.	INDUSTRIAL	0.00	64.50	64.50
UNIDAD DE AVALUOS MEXICO S.A. DE C.V.	FINANCIAL SERV.	0.00	90.00	90.00
UNO-E BANK, S.A.	BANKING	34.35	32.65	67.00

EXHIBIT 8.1 PART VI

RECONCILIATION OF THE CLOSING BALANCES FOR 2003 TO THE OPENING BALANCES FOR 2004

	Closing balances for 2003	Differences	Opening balances for 2004
ASSETS
CASH AND BALANCES WITH CENTRAL BANKS	8,109,875	—	8,109,875
FINANCIAL ASSETS HELD FOR TRADING	27,381,896	8,605,568	35,987,464
Loans and advances to credit institutions	—	—	—
Money market operations through counterparties	—	—	—
Loans and advances to other debtors	—	—	—
Debt securities	25,630,096	3,035,302	28,665,398
Other equity instruments	2,029,414	—	2,029,414
Trading derivatives	(277,614)	5,570,266	5,292,652
Memorandum item: Loaned or advanced as collateral	—	—	—
OTHER FINANCIAL ASSETS AT FAIR VALUE THROUGH PROFIT OR LOSS	—	957,477	957,477
Loans and advances to credit institutions	—	—	—
Money market operations through counterparties	—	—	—
Loans and advances to other debtors	—	—	—
Debt securities	—	—	—
Other equity instruments	—	957,477	957,477
Memorandum item: Loaned or advanced as collateral	—	—	—
AVAILABLE-FOR-SALE FINANCIAL ASSETS	38,605,149	14,201,885	52,807,034
Debt securities	37,542,499	9,820,921	47,363,420
Other equity instruments	1,062,650	4,380,964	5,443,614
Memorandum item: Loaned or advanced as collateral	—	—	—
LOANS AND RECEIVABLES	180,568,400	(463,192)	180,105,208
Loans and advances to credit institutions	20,907,129	—	20,907,129
Money market operations through counterparties	399,997	—	399,997
Loans and advances to other debtors	150,818,244	—	150,818,244
Debt securities	6,671,421	(463,192)	6,208,229
Other financial assets	1,771,609	—	1,771,609
Memorandum item: Loaned or advanced as collateral	—	—	—
HELD-TO-MATURITY INVESTMENTS	1,567,535	(1,567,535)	—
Memorandum item: Loaned or advanced as collateral	—	—	—
CHANGES IN THE FAIR VALUE OF THE HEDGED ITEMS IN PORTFOLIO HEDGES OF INTEREST RATE RISK	—	—	—
HEDGING DERIVATIVES	—	5,255,417	5,255,417
NON-CURRENT ASSETS HELD FOR SALE	183,172	—	183,172
Loans and advances to credit institutions	—	—	—
Loans and advances to other debtors	—	—	—
Debt securities	—	—	—
Equity instruments	—	—	—
Tangible assets	183,172	—	183,172
Other assets	—	—	—

EXHIBIT 8.1 PART VI

RECONCILIATION OF THE CLOSING BALANCES FOR 2003 TO THE OPENING

BALANCES FOR 2004

	Closing balances for 2003	Differences	Opening balances for 2004
ASSETS
INVESTMENTS	7,703,617	(6,219,232)	1,484,385
Associates	7,703,617	(6,517,463)	1,186,154
Jointly controlled entities	—	298,231	298,231
INSURANCE CONTRACTS LINKED TO PENSIONS	4,629	(4,629)	—
REINSURANCE ASSETS	—	21,369	21,369
TANGIBLE ASSETS	3,608,109	190,398	3,798,507
For own use	3,462,320	(113,993)	3,348,327
Investment property	145,789	—	145,789
Other assets leased out under an operating lease	—	304,391	304,391
Assigned to welfare projects	—	—	—
Memorandum item: Acquired under a finance lease	—	—	—
INTANGIBLE ASSETS	3,012,917	(2,165,589)	847,328
Goodwill	2,650,889	(1,905,214)	745,675
Other intangible assets	362,028	(260,375)	101,653
TAX ASSETS	3,558,055	1,636,595	5,194,650
Current	110,021	—	110,021
Deferred	3,448,034	1,636,595	5,084,629
PREPAYMENTS AND ACCRUED INCOME	1,411,919	(715,000)	696,919
OTHER ASSETS	6,706,528	(3,812,477)	2,894,051
Inventories	3,682	277,000	280,682
Other	6,702,846	(4,089,477)	2,613,369

TOTAL ASSETS	282,421,801	15,921,055	298,342,856

EXHIBIT 8.1 PART VI

RECONCILIATION OF THE CLOSING BALANCES FOR 2003 TO THE OPENING

BALANCES FOR 2004

	Closing balances for 2003	Differences	Opening balances for 2004
LIABILITIES AND EQUITY
LIABILITIES

FINANCIAL LIABILITIES HELD FOR TRADING	1,463,227	4,884,826	6,348,053
Deposits from credit institutions	—	—	—
Money market operations through counterparties	—	—	—
Deposits from other creditors	—	—	—
Debt certificates including bonds	—	—	—
Trading derivatives	—	4,884,826	4,884,826
Short positions	1,463,227	—	1,463,227
OTHER FINANCIAL LIABILITIES AT FAIR VALUE THROUGH PROFIT OR LOSS	—	957,477	957,477
Deposits from credit institutions	—	—	—
Deposits from other creditors	—	—	—
Debt certificates including bonds	—	957,477	957,477
FINANCIAL LIABILITIES AT FAIR VALUE THROUGH EQUITY	—	—	—
Deposits from credit institutions	—	—	—
Deposits from other creditors	—	—	—
Debt certificates including bonds	—	—	—
FINANCIAL LIABILITIES AT AMORTISED COST	247,096,917	3,776,495	250,873,412
Deposits from central banks	20,924,211	—	20,924,211
Deposits from credit institutions	39,182,350	—	39,182,350
Money market operations through counterparties	143,238	—	143,238
Deposits from other creditors	142,954,661	(114,599)	142,840,062
Debt certificates (including bonds)	34,469,312	—	34,469,312
Subordinated liabilities	7,399,613	3,891,094	11,290,707
Other financial liabilities	2,023,532	—	2,023,532
CHANGES IN THE FAIR VALUE OF THE HEDGED ITEMS IN PORTFOLIO HEDGES OF INTEREST RATE RISK	—	114,599	114,599
HEDGING DERIVATIVES	—	3,970,012	3,970,012
LIABILITIES ASSOCIATED WITH NON-CURRENT ASSETS HELD FOR SALE	—	—	—
Deposits from central banks	—	—	—
Deposits from credit institutions	—	—	—
Deposits from other creditors	—	—	—
Debt certificates including bonds	—	—	—
Other liabilities	—	—	—
LIABILITIES UNDER INSURANCE CONTRACTS	—	8,112,411	8,112,411
PROVISIONS	4,941,987	3,693,015	8,635,002
Provisions for pensions and similar obligations	3,031,913	3,449,375	6,481,288
Provisions for taxes	—	86,645	86,645
Provisions for contingent exposures and commitments	209,270	70,438	279,708
Other provisions	1,700,804	86,557	1,787,361
TAX LIABILITIES	320,512	1,154,225	1,474,737
Current	105,716	—	105,716
Deferred	214,796	1,154,225	1,369,021
ACCRUED EXPENSES AND DEFERRED INCOME	1,299,472	—	1,299,472
OTHER LIABILITIES	8,633,291	(4,314,946)	4,318,345
Welfare fund	—	—	—
Other	8,633,291	(4,314,946)	4,318,345
EQUITY HAVING THE NATURE OF A FINANCIAL LIABILITY	—	—	—

TOTAL LIABILITIES	263,755,406	22,348,114	286,103,520

EXHIBIT 8.1 PART VI

RECONCILIATION OF THE CLOSING BALANCES FOR 2003 TO THE OPENING

BALANCES FOR 2004

	Closing balances for 2003	Differences	Opening balances for 2004
EQUITY
MINORITY INTERESTS	5,853,458	(3,936,294)	1,917,164
VALUATION ADJUSTMENTS	(2,211,849)	3,903,175	1,691,326
Available-for-sale financial assets	—	1,677,380	1,677,380
Financial liabilities at fair value through equity	—	—	—
Cash flow hedges	—	13,946	13,946
Hedges of net investments in foreign operations	—	—	—
Exchange differences	(2,211,849)	2,211,849	—
Non-current assets held for sale	—	—	—
SHAREHOLDER’S EQUITY	15,024,786	(6,393,940)	8,630,846
Capital	1,565,968	—	1,565,968
Issued	1,565,968	—	1,565,968
Unpaid and uncalled (-)	—	—	—
Share premium	6,273,901	(469,083)	5,804,818
Reserves	5,884,171	(5,908,915)	(24,744)
Accumulated reserves (losses)	4,636,173	(5,248,473)	(612,300)
Retained earnings	—	—	—
Reserves (losses) of entities accounted for using the equity method	1,247,998	(660,442)	587,556
Associates	1,247,998	(660,442)	587,556
Jointly controlled entities	—	—	—
Other equity instruments	—	—	—
Equity component of compound financial instruments	—	—	—
Other	—	—	—
Treasury shares	(66,059)	(15,942)	(82,001)
Income attributed to the Group	2,226,701	—	2,226,701
Dividends and remuneration	(859,896)	—	(859,896)

TOTAL EQUITY	18,666,395	(6,427,059)	12,239,336

TOTAL LIABILITIES AND EQUITY	282,421,801	15,921,055	298,342,856

EXHIBIT 8.1 PART VII

RECONCILIATION OF THE CLOSING BALANCES FOR 2004 TO THE OPENING

BALANCES FOR 2005

	Closing balances for 2004	Differences	Opening balances for 2004
ASSETS
CASH AND BALANCES WITH CENTRAL BANKS	10,122,238	852	10,123,090
FINANCIAL ASSETS HELD FOR TRADING	30,426,845	16,609,215	47,036,060
Loans and advances to credit institutions	—	—	—
Money market operations through counterparties	—	—	—
Loans and advances to other debtors	—	—	—
Debt securities	27,498,188	2,898,391	30,396,579
Other equity instruments	2,928,657	2,762,228	5,690,885
Trading derivatives	—	10,948,596	10,948,596
Memorandum item: Loaned or advanced as collateral	—	—	—
OTHER FINANCIAL ASSETS AT FAIR VALUE THROUGH PROFIT OR LOSS	—	1,059,490	1,059,490
Loans and advances to credit institutions	—	—	—
Money market operations through counterparties	—	—	—
Loans and advances to other debtors	—	—	—
Debt securities	—	58,771	58,771
Other equity instruments	—	1,000,719	1,000,719
Memorandum item: Loaned or advanced as collateral	—	—	—
AVAILABLE-FOR-SALE FINANCIAL ASSETS	37,180,593	15,822,952	53,003,545
Debt securities	33,843,746	11,193,482	45,037,228
Other equity instruments	3,336,847	4,629,470	7,966,317
Memorandum item: Loaned or advanced as collateral	—	—	—
LOANS AND RECEIVABLES	202,396,432	(5,504,229)	196,892,203
Loans and advances to credit institutions	16,958,178	(255,221)	16,702,957
Money market operations through counterparties	241,999	—	241,999
Loans and advances to other debtors	172,105,016	(21,944)	172,083,072
Debt securities	5,960,701	(463,192)	5,497,509
Other financial assets	7,130,538	(4,763,872)	2,366,666
Memorandum item: Loaned or advanced as collateral	—	—	—
HELD-TO-MATURITY INVESTMENTS	3,546,759	(1,325,257)	2,221,502
Memorandum item: Loaned or advanced as collateral	—	—	—
CHANGES IN THE FAIR VALUE OF THE HEDGED ITEMS IN PORTFOLIO HEDGES OF INTEREST RATE RISK	—	—	—
HEDGING DERIVATIVES	—	4,273,450	4,273,450
NON-CURRENT ASSETS HELD FOR SALE	164,136	(4,981)	159,155
Loans and advances to credit institutions	—	—	—
Loans and advances to other debtors	—	—	—
Debt securities	—	—	—
Equity instruments	—	—	—
Tangible assets	164,136	(4,981)	159,155
Other assets	—	—	—

EXHIBIT 8.1 PART VII

RECONCILIATION OF THE CLOSING BALANCES FOR 2004 TO THE OPENING

BALANCES FOR 2005

	Closing balances for 2004	Differences	Opening balances for 2004
ASSETS
INVESTMENTS	7,147,077	(5,747,937)	1,399,140
Associates	7,147,077	(6,236,981)	910,096
Jointly controlled entities	—	489,044	489,044
INSURANCE CONTRACTS LINKED TO PENSIONS	3,852	(3,852)	—
REINSURANCE ASSETS	—	80,268	80,268
TANGIBLE ASSETS	3,619,223	320,413	3,939,636
For own use	3,510,789	(173,061)	3,337,728
Investment property	108,434	54,215	162,649
Other assets leased out under an operating lease	—	439,259	439,259
Assigned to welfare projects	—	—	—
Memorandum item: Acquired under a finance lease	—	—	—
INTANGIBLE ASSETS	4,806,817	(3,985,733)	821,084
Goodwill	4,435,851	(3,725,358)	710,493
Other intangible assets	370,966	(260,375)	110,591
TAX ASSETS	3,533,107	2,457,589	5,990,696
Current	85,965	79,994	165,959
Deferred	3,447,142	2,377,595	5,824,737
PREPAYMENTS AND ACCRUED INCOME	1,433,354	(715,599)	717,755
OTHER ASSETS	2,660,825	(936,743)	1,724,082
Inventories	3,344	276,553	279,897
Other	2,657,481	(1,213,296)	1,444,186

TOTAL ASSETS	307,041,258	22,399,898	329,441,156

EXHIBIT 8.1 PART VII

RECONCILIATION OF THE CLOSING BALANCES FOR 2004 TO THE OPENING

BALANCES FOR 2005

	Closing balances for 2004	Differences	Opening balances for 2004
LIABILITIES AND EQUITY
LIABILITIES

FINANCIAL LIABILITIES HELD FOR TRADING	1,331,501	12,802,912	14,134,413
Deposits from credit institutions	—	—	—
Money market operations through counterparties	—	—	—
Deposits from other creditors	—	—	—
Debt certificates including bonds	—	—	—
Trading derivatives	—	12,802,912	12,802,912
Short positions	1,331,501	—	1,331,501
OTHER FINANCIAL LIABILITIES AT FAIR VALUE THROUGH PROFIT OR LOSS	—	834,350	834,350
Deposits from credit institutions	—	—	—
Deposits from other creditors	—	834,350	834,350
Debt certificates including bonds	—	—	—
FINANCIAL LIABILITIES AT FAIR VALUE THROUGH EQUITY	—	—	—
Deposits from credit institutions	—	—	—
Deposits from other creditors	—	—	—
Debt certificates including bonds	—	—	—
FINANCIAL LIABILITIES AT AMORTISED COST	271,183,419	4,400,108	275,583,527
Deposits from central banks	15,643,831	4,657,274	20,301,105
Deposits from credit institutions	48,174,366	(4,126,251)	44,048,115
Money market operations through counterparties	657,997	—	657,997
Deposits from other creditors	149,460,946	430,853	149,891,799
Debt certificates including bonds	44,413,762	1,068,359	45,482,121
Subordinated liabilities	8,107,752	4,219,625	12,327,377
Other financial liabilities	4,724,765	(1,849,752)	2,875,013
CHANGES IN THE FAIR VALUE OF THE HEDGED ITEMS IN PORTFOLIO HEDGES OF INTEREST RATE RISK	—	183,021	183,021
HEDGING DERIVATIVES	—	3,131,572	3,131,572
LIABILITIES ASSOCIATED WITH NON-CURRENT ASSETS HELD FOR SALE	—	—	—
Deposits from central banks	—	—	—
Deposits from credit institutions	—	—	—
Deposits from other creditors	—	—	—
Debt certificates including bonds	—	—	—
Other liabilities	—	—	—
LIABILITIES UNDER INSURANCE CONTRACTS	—	8,114,429	8,114,429
PROVISIONS	5,321,141	3,070,707	8,391,848
Provisions for pensions and similar obligations	3,275,995	3,028,289	6,304,284
Provisions for taxes	55,243	117,986	173,229
Provisions for contingent exposures and commitments	230,496	118,286	348,782
Other provisions	1,759,407	(193,854)	1,565,553
TAX LIABILITIES	323,200	1,297,595	1,620,795
Current	80,286	143,370	223,656
Deferred	242,914	1,154,225	1,397,139
ACCRUED EXPENSES AND DEFERRED INCOME	1,275,000	(9,220)	1,265,780
OTHER LIABILITIES	6,922,278	(4,546,120)	2,376,158
Welfare fund	—	—	—
Other	6,922,278	(4,546,120)	2,376,158
EQUITY HAVING THE NATURE OF A FINANCIAL LIABILITY	—	—	—

TOTAL LIABILITIES	286,356,539	29,279,354	315,635,893

EXHIBIT 8.1 PART VII

RECONCILIATION OF THE CLOSING BALANCES FOR 2004 TO THE OPENING

BALANCES FOR 2005

	Closing balances for 2004	Differences	Opening balances for 2004
EQUITY
MINORITY INTERESTS	4,609,521	(3,871,982)	737,539
VALUATION ADJUSTMENTS	(2,308,236)	4,415,150	2,106,914
Available-for-sale financial assets	—	2,320,133	2,320,133
Financial liabilities at fair value through equity	—	—	—
Cash flow hedges	—	(24,776)	(24,776)
Hedges of net investments in foreign operations	—	282,895	282,895
Exchange differences	(2,308,236)	1,836,898	(471,338)
Non-current assets held for sale	—	—	—
SHAREHOLDER’S EQUITY	18,383,434	(7,422,624)	10,960,810
Capital	1,661,518	—	1,661,518
Issued	1,661,518	—	1,661,518
Unpaid and uncalled (-)	—	—	—
Share premium	8,177,101	(1,494,498)	6,682,603
Reserves	6,776,473	(6,031,339)	745,134
Accumulated reserves (losses)	5,800,494	(5,356,301)	444,193
Retained earnings	—	—	—
Reserves (losses) of entities accounted for using the equity method	975,979	(675,038)	300,941
Associates	975,979	(967,826)	8,153
Jointly controlled entities	—	292,788	292,788
Other equity instruments	—	—	—
Equity component of compound financial instruments	—	—	—
Other	—	—	—
Treasury shares	(18,370)	(17,476)	(35,846)
Income attributed to the Group	2,801,904	120,692	2,922,596
Dividends and remuneration	(1,015,192)	(3)	(1,015,195)
TOTAL EQUITY	20,684,719	(6,879,456)	13,805,263
TOTAL LIABILITIES AND EQUITY	307,041,258	22,399,898	329,441,156
MEMORANDUM ITEMS
CONTINGENT EXPOSURES	21,652,940	(95,291)	21,557,649
Financial guarantees	21,202,083	(99,772)	21,102,311
Assets earmarked for third-party obligations	734	4,481	5,215
Other contingent exposures	450,123	—	450,123
CONTINGENT COMMITMENTS	66,884,166	(121,764)	66,762,402
Drawable by third parties	60,833,853	(116,975)	60,716,878
Other commitments	6,050,313	(4,789)	6,045,524

EXHIBIT 8.1 PART VIII

RECONCILIATION OF THE INCOME STATEMENT OF 2004

	2004	Differences	Re-expresed 2004
INTEREST AND SIMILAR INCOME	12,466,255	(113,917)	12,352,338
INTEREST EXPENSE AND SIMILAR CHARGES	(6,100,675)	(347,269)	(6,447,944)
Remuneration of capital having the nature of a financial liability	—	—	—
Other	(6,100,675)	(347,269)	(6,447,944)
INCOME FROM EQUITY INSTRUMENTS	703,729	(448,583)	255,146

A) NET INTEREST INCOME	7,069,309	(909,769)	6,159,540

SHARE OF PROFIT OR LOSS OF ENTITIES ACCOUNTED FOR USING THE EQUITY METHOD	359,992	(262,952)	97,040
Associates	359,992	(356,239)	3,753
Jointly controlled entities	—	93,287	93,287
FEE AND COMMISSION INCOME	4,159,344	(102,363)	4,056,981
FEE AND COMMISSION EXPENSES	(780,075)	136,116	(643,959)
INSURANCE ACTIVITY INCOME	(682)	391,300	390,618
Insurance and reinsurance premium income	—	2,062,030	2,062,030
Reinsurance premiums paid	—	(71,931)	(71,931)
Benefits paid and other insurance-related expenses	—	(1,704,113)	(1,704,113)
Reinsurance income	—	8,534	8,534
Net provisions for insurance contract liabilities	(682)	(413,062)	(413,744)
Finance income	—	708,901	708,901
Finance expense	—	(199,059)	(199,059)
GAINS/LOSSES ON FINANCIAL ASSETS AND LIABILITIES (NET)	311,253	450,604	761,857
Held for trading	1,295,873	(185,322)	1,110,551
Other financial instruments at fair value through profit or loss	—	1,296	1,296
Available-for-sale financial assets	353,502	620,910	974,412
Loans and receivables	—	13,932	13,932
Other	(1,338,122)	(212)	(1,338,334)
EXCHANGE DIFFERENCES (NET)	312,504	(14,532)	297,972

B) GROSS INCOME	11,431,645	(311,596)	11,120,049

SALES AND INCOME FROM THE PROVISION OF NON-FINANCIAL SERVICES	—	468,236	468,236
COST OF SALES	—	(341,745)	(341,745)
OTHER OPERATING INCOME	18,307	3,999	22,306
PERSONNEL EXPENSES	(3,184,102)	(62,948)	(3,247,050)
OTHER ADMINISTRATIVE EXPENSES	(1,779,139)	(71,706)	(1,850,845)
DEPRECIATION AND AMORTISATION	(453,436)	5,230	(448,206)
Tangible assets	(361,212)	(2,100)	(363,312)
Intangible assets	(92,224)	7,330	(84,894)
OTHER OPERATING EXPENSES	(215,697)	83,558	(132,139)

EXHIBIT 8.1 PART VIII

RECONCILIATION OF THE INCOME STATEMENT OF 2004

	2004	Differences	Re-expresed 2004
NET OPERATING INCOME	5,817,578	(226,972)	5,590,606

IMPAIRMENT LOSSES (NET)	(1,518,679)	560,485	(958,194)
Available-for-sale financial assets	(18,713)	74,569	55,856
Loans and receivables	(930,727)	146,818	(783,909)
Held-to-maturity investments	—	—	—
Non-current assets held for sale	—	4,222	4,222
Investments	—	(39,508)	(39,508)
Tangible assets	12,453	(10,318)	2,135
Goodwill	(581,692)	384,702	(196,990)
Other intangible assets	—	—	—
Other assets	—	—	—
PROVISION EXPENSE (NET)	(844,336)	(6,221)	(850,557)
FINANCE INCOME FROM NON-FINANCIAL ACTIVITIES	—	8,737	8,737
FINANCE EXPENSES FROM NON-FINANCIAL ACTIVITIES	—	(4,712)	(4,712)
OTHER GAINS	1,060,783	(438,603)	622,180
Gains on disposal of tangible assets	96,535	6,339	102,874
Gains on disposal of investments	625,650	(308,140)	317,510
Other	338,598	(136,802)	201,796
OTHER LOSSES	(365,874)	94,654	(271,220)
Losses on disposal of tangible assets	(20,571)	(1,879)	(22,450)
Losses on disposal of investments	(36,254)	27,127	(9,127)
Other	(309,049)	69,406	(239,643)

D) INCOME BEFORE TAX	4,149,472	(12,632)	4,136,840

INCOME TAX	(957,004)	(71,627)	(1,028,631)
MANDATORY TRANSFER TO WELFARE FUNDS	—	—	—

E) INCOME FROM ORDINARY ACTIVITIES	3,192,468	(84,259)	3,108,209

PROFIT OR LOSS FROM DISCONTINUED OPERATIONS (NET)	—	—	—
F) CONSOLIDATED INCOME FOR THE PERIOD	3,192,468	(84,259)	3,108,209
INCOME ATTRIBUTED TO MINORITY INTERESTS	390,564	(204,951)	185,613

G) INCOME ATTRIBUTED TO THE GROUP	2,801,904	120,692	2,922,596